UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________
FORM 8-K
______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2026
______________________________________________________________
GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________

Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 3, 2026, Ginkgo Bioworks, Inc. (the “Seller”), a wholly owned subsidiary Ginkgo Bioworks Holdings, Inc. (the “Company”) completed the previously announced transaction (the “Transaction”) with Tower Biosecurity, Inc. also known as Perimeter Systems, Inc. (the “Purchaser”) pursuant to the Stock Purchase Agreement, dated as of February 26, 2026 (the “Purchase Agreement”), by and among the Seller, the Company, the Purchaser and Ginkgo Biosecurity, LLC (“Biosecurity”). On the terms and subject to the conditions in the Purchase Agreement, the Seller contributed to the Purchaser all of the issued and outstanding equity interests of Biosecurity, constituting substantially all of the Company’s operations comprising its Biosecurity segment, and in exchange, the Purchaser issued to the Seller shares of common stock of the Purchaser representing approximately 20% of the issued and outstanding equity of the Purchaser on a fully diluted basis.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 27, 2026.

As a result of the completion of the Transaction, the Company met the criteria set forth in Accounting Standards Codification 205-20, Presentation of Financial Statements - Discontinued Operations and is including in this Current Report on Form 8-K the unaudited pro forma Condensed Consolidated Balance Sheet as of December 31, 2025, and the unaudited pro forma Condensed Consolidated Statements of Operations for the years ended December 31, 2025, 2024, and 2023 giving effect to the Transaction as if the Transaction had occurred on January 1, 2023. The unaudited pro forma Condensed Consolidated Balance Sheet as of December 31, 2025 gives effect to the Transaction as if it occurred on that date.

Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information.

The unaudited pro forma Condensed Consolidated Balance Sheet as of December 31, 2025, and the unaudited pro forma Condensed Consolidated Statements of Operations for the years ended December 31, 2025, 2024, and 2023 are filed as Exhibit 99.1 attached hereto and incorporated herein by reference.

(d)Exhibits.

Exhibit Number	Description

99.1
Unaudited pro forma Condensed Consolidated Balance Sheet as of December 31, 2025, and the unaudited pro forma Condensed Consolidated Statements of Operations for the years ended December 31, 2025, 2024, and 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: April 7, 2026	By:	/s/ Steven Coen
	Name:	Steven Coen
	Title:	Chief Financial Officer